UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2018

TERADATA CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10000 Innovation Drive

Dayton, Ohio 45342

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Compensatory Arrangements of Certain Officers.

On June 15, 2018, Teradata (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission disclosing that on June 14, 2018, the Company’s Board of Directors (the “Board”) elected Joanne Olsen as a member of the Board. This Form 8-K/A amends and supplements the Form 8-K to reflect that on October 1, 2018, the Board appointed Ms. Olsen to serve as a member of its Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: October 5, 2018	By:	/s/ Laura K. Nyquist
Laura K. Nyquist
General Counsel and Secretary